Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

FOURTH QUARTER 2007

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

February 6, 2008

i

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

ii

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

Revenues as reported herein reflect certain reclassifications to conform to current reporting practices.

iii

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2006	2007
2007	2006			4Q	1Q	2Q	3Q	4Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
1,609	1,359	18%	Insurance Division	349	318	390	547	354
1,391	1,129	23%	Investment Division	361	429	400	257	305
1,747	1,566	12%	International Insurance and Investments Division	398	475	455	480	337
(50)	47	-206%	Corporate and other operations	(13)	9	(8)	(5)	(46)

4,697	4,101	15%	Total pre-tax adjusted operating income	1,095	1,231	1,237	1,279	950
1,325	1,174	13%	Income taxes, applicable to adjusted operating income	313	365	365	374	221

3,372	2,927	15%	Financial Services Businesses after-tax adjusted operating income	782	866	872	905	729

			Reconciling items:
49	90	-46%	Realized investment gains (losses), net, and related charges and adjustments	130	140	32	(109)	(14)
—	35	-100%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	43	82	(108)	36	(10)
13	11	18%	Change in experience-rated contract holder liabilities due to asset value changes	(17)	(62)	72	(6)	9
37	76	-51%	Divested businesses	18	19	(5)	15	8
(400)	(322)	-24%	Equity in earnings of operating joint ventures	(99)	(120)	(100)	(103)	(77)

(301)	(110)	-174%	Total reconciling items, before income taxes	75	59	(109)	(167)	(84)
(180)	(48)	-275%	Income taxes, not applicable to adjusted operating income	43	14	(45)	(59)	(90)

(121)	(62)	-95%	Total reconciling items, after income taxes	32	45	(64)	(108)	6

3,251	2,865	13%	Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	814	911	808	797	735
246	208	18%	Equity in earnings of operating joint ventures, net of taxes	62	77	56	67	46

3,497	3,073	14%	Income from continuing operations (after-tax) of Financial Services Businesses	876	988	864	864	781
15	71	-79%	Income (loss) from discontinued operations, net of taxes	17	37	(29)	(4)	11

3,512	3,144	12%	Net income of Financial Services Businesses	893	1,025	835	860	792

			Earnings per share of Common Stock (diluted):
7.31	6.06		Financial Services Businesses after-tax adjusted operating income	1.65	1.85	1.87	1.97	1.61

			Reconciling items:
0.10	0.18		Realized investment gains (losses), net, and related charges and adjustments	0.27	0.29	0.07	(0.24)	(0.03)
—	0.07		Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.09	0.17	(0.23)	0.08	(0.02)
0.03	0.02		Change in experience-rated contract holder liabilities due to asset value changes	(0.04)	(0.13)	0.15	(0.01)	0.02
0.08	0.15		Divested businesses	0.04	0.04	(0.01)	0.03	0.02
(0.85)	(0.64)		Equity in earnings of operating joint ventures	(0.20)	(0.25)	(0.21)	(0.22)	(0.17)

(0.64)	(0.22)		Total reconciling items, before income taxes	0.16	0.12	(0.23)	(0.36)	(0.18)
(0.38)	(0.10)		Income taxes, not applicable to adjusted operating income	0.09	0.03	(0.10)	(0.13)	(0.20)

(0.26)	(0.12)		Total reconciling items, after income taxes	0.07	0.09	(0.13)	(0.23)	0.02

7.05	5.94		Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	1.72	1.94	1.74	1.74	1.63
0.53	0.42		Equity in earnings of operating joint ventures, net of taxes	0.13	0.16	0.12	0.15	0.10

7.58	6.36		Income from continuing operations (after-tax) of Financial Services Businesses	1.85	2.10	1.86	1.89	1.73
0.03	0.14		Income (loss) from discontinued operations, net of taxes	0.03	0.08	(0.06)	(0.01)	0.02

7.61	6.50		Net income of Financial Services Businesses	1.88	2.18	1.80	1.88	1.75

468.3	494.0		Weighted average number of outstanding Common shares (diluted basis)	482.8	477.2	472.8	464.9	458.5

15.71%	14.33%		Operating Return on Average Equity (based on adjusted operating income)	15.01%	16.40%	16.31%	16.68%	13.38%

			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
3,512	3,144		Net income of Financial Services Businesses (above)	893	1,025	835	860	792
192	284		Net income of Closed Block Business	144	95	11	7	79

3,704	3,428		Consolidated net income	1,037	1,120	846	867	871

53	68		Direct equity adjustments for earnings per share calculations	17	15	14	13	11

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2006	2007
2007	2006		4Q	1Q	2Q	3Q	4Q

		Financial Services Businesses Capitalization Data (1):
		Short-term debt	10,798	12,812	11,533	12,619	14,514
		Long-term debt	9,673	10,080	9,401	9,771	12,351

		Attributed Equity:
		Including accumulated other comprehensive income	21,690	22,265	21,718	21,751	22,170
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	21,306	21,657	21,792	22,244	22,009
		Excluding total accumulated other comprehensive income	21,194	21,585	21,835	22,051	21,711

		Total Capitalization:
		Including accumulated other comprehensive income	31,363	32,345	31,119	31,522	34,521
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	30,979	31,737	31,193	32,015	34,360
		Excluding total accumulated other comprehensive income	30,867	31,665	31,236	31,822	34,062

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	45.18	47.05	46.27	47.08	48.73
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	44.38	45.77	46.43	48.15	48.37
		Excluding total accumulated other comprehensive income	44.15	45.61	46.52	47.73	47.72

		Number of diluted shares at end of period	480.1	473.2	469.4	462.0	455.0

		Common Stock Price Range (based on closing price):
103.17	86.84	High	86.84	93.10	103.17	98.71	101.09
84.28	71.47	Low	76.03	85.69	90.21	84.28	89.46
93.04	85.86	Close	85.86	90.26	97.23	97.58	93.04

		Common Stock market capitalization (1)	40,449	42,025	44,879	44,309	41,623

(1)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

OPERATIONS HIGHLIGHTS

Year-to-date			2006	2007
2007	2006		4Q	1Q	2Q	3Q	4Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by Investment Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	156.8	161.0	166.2	170.1	176.4
		Retail customers	79.0	84.2	87.1	88.5	86.6
		General account	167.6	168.9	167.0	171.6	175.5
		Total Investment Management and Advisory Services	403.4	414.1	420.3	430.2	438.5
		Non-proprietary assets under management	54.2	53.4	56.1	57.0	59.7
		Total managed by Investment Division	457.6	467.5	476.4	487.2	498.2
		Managed by International Insurance and Investments Division (3):	86.2	88.8	94.3	71.5	69.2
		Managed by Insurance Division	72.2	73.5	77.7	78.2	80.3
		Total assets under management	616.0	629.8	648.4	636.9	647.7
		Client assets under administration	112.9	117.2	127.0	131.4	136.3
		Total assets under management and administration	728.9	747.0	775.4	768.3	784.0
		Assets managed or administered for customers outside of the United States at end of period (3)	123.8	128.8	137.3	119.6	117.0

		Distribution Representatives (1):
		Prudential Agents	2,562	2,505	2,512	2,552	2,425
		International Life Planners	5,828	5,893	6,001	6,038	6,166
		Gibraltar Life Advisors	5,944	5,952	5,815	5,944	6,264

61	53	Prudential Agent productivity ($ thousands)	74	49	57	54	85

(1)	As of end of period.
(2)	At fair market value.
(3)	Assets managed by the International Insurance and Investments Division and Assets managed or administered for customers outside of the United States at end of period at June 30, 2007 included $28 billion associated with investments in operating joint ventures which the Company sold in the third quarter of 2007. As a result, these assets are no longer reported as a component of its assets under management and administration.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2006	2007
2007	2006			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
10,794	10,287	5%	Premiums	2,593	2,720	2,684	2,673	2,717
3,122	2,649	18%	Policy charges and fee income	737	784	783	727	828
8,214	7,626	8%	Net investment income	1,994	1,998	2,037	2,070	2,109
4,529	4,000	13%	Asset management fees, commissions and other income	1,154	1,159	1,194	1,188	988

26,659	24,562	9%	Total revenues	6,478	6,661	6,698	6,658	6,642

			Benefits and Expenses (1):
10,829	10,423	4%	Insurance and annuity benefits	2,605	2,763	2,683	2,658	2,725
3,094	2,790	11%	Interest credited to policyholders’ account balances	745	745	762	779	808
1,120	949	18%	Interest expense	255	274	276	281	289
(2,248)	(2,037)	-10%	Deferral of acquisition costs	(545)	(539)	(556)	(554)	(599)
933	670	39%	Amortization of acquisition costs	239	272	265	106	290
8,234	7,666	7%	General and administrative expenses	2,084	1,915	2,031	2,109	2,179

21,962	20,461	7%	Total benefits and expenses	5,383	5,430	5,461	5,379	5,692

4,697	4,101	15%	Adjusted operating income before income taxes	1,095	1,231	1,237	1,279	950

			Reconciling items:
106	73	45%	Realized investment gains (losses), net, and related adjustments	143	146	39	(105)	26
(57)	17	-435%	Related charges	(13)	(6)	(7)	(4)	(40)

49	90	-46%	Total realized investment gains (losses), net, and related charges and adjustments	130	140	32	(109)	(14)

—	35	-100%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	43	82	(108)	36	(10)
13	11	18%	Change in experience-rated contract holder liabilities due to asset value changes	(17)	(62)	72	(6)	9
37	76	-51%	Divested businesses	18	19	(5)	15	8
(400)	(322)	-24%	Equity in earnings of operating joint ventures	(99)	(120)	(100)	(103)	(77)

(301)	(110)	-174%	Total reconciling items, before income taxes	75	59	(109)	(167)	(84)

4,396	3,991	10%	Income from continuing operations before income taxes and equity in earnings of operating joint ventures	1,170	1,290	1,128	1,112	866
1,145	1,126	2%	Income tax expense	356	379	320	315	131

3,251	2,865	13%	Income from continuing operations before equity in earnings of operating joint ventures	814	911	808	797	735

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contract holder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	12/31/2006	3/31/2007	6/30/2007	9/30/2007	12/31/2007

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $109,362; $110,980; $108,291; $111,668; $111,405)	112,043	113,833	109,665	112,956	112,748
Fixed maturities, held to maturity, at amortized cost (fair value $3,441; $3,407; $3,287; $3,411; $3,543)	3,469	3,440	3,370	3,473	3,548
Trading account assets supporting insurance liabilities, at fair value	14,262	14,223	14,069	14,612	14,473
Other trading account assets, at fair value	2,209	2,119	2,100	3,118	3,021
Equity securities, available for sale, at fair value (cost $3,825; $3,942; $3,928; $4,385; $4,497)	4,331	4,592	4,588	4,683	4,640
Commercial loans	18,421	18,947	19,852	20,756	22,093
Policy loans	3,472	3,575	3,642	3,815	3,942
Securities purchased under agreements to resell	153	113	198	111	129
Other long-term investments	3,780	4,339	4,430	4,449	5,163
Short-term investments	3,183	3,291	5,421	3,183	3,852

Total investments	165,323	168,472	167,335	171,156	173,609
Cash and cash equivalents	7,243	5,950	5,584	7,687	9,624
Accrued investment income	1,429	1,468	1,432	1,519	1,496
Reinsurance recoverables	1,958	2,021	2,127	2,149	2,119
Deferred policy acquisition costs	9,854	10,067	10,404	11,032	11,396
Other assets	16,997	16,773	15,603	16,379	18,204
Separate account assets	177,463	181,618	187,403	195,324	195,583
Total assets	380,267	386,369	389,888	405,246	412,031

Liabilities:
Future policy benefits	56,245	56,490	55,692	58,117	60,259
Policyholders’ account balances	75,090	75,132	75,606	77,105	78,599
Reinsurance payables	1,458	1,472	1,556	1,593	1,552
Securities sold under agreements to repurchase	5,747	4,794	5,146	5,683	5,281
Cash collateral for loaned securities	4,082	3,697	4,497	5,017	3,041
Income taxes	2,920	3,199	2,746	2,826	3,402
Short-term debt	10,798	12,812	11,533	12,619	14,514
Long-term debt	9,673	10,080	9,401	9,771	12,351
Other liabilities	15,101	14,810	14,590	15,440	15,279
Separate account liabilities	177,463	181,618	187,403	195,324	195,583
Total liabilities	358,577	364,104	368,170	383,495	389,861

Attributed Equity:
Accumulated other comprehensive income (loss)	496	680	(117)	(300)	459
Other attributed equity	21,194	21,585	21,835	22,051	21,711
Total attributed equity	21,690	22,265	21,718	21,751	22,170

Total liabilities and attributed equity	380,267	386,369	389,888	405,246	412,031

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended December 31, 2007
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	2,717	1,053	74	1,590	—
Policy charges and fee income	828	715	44	76	(7)
Net investment income	2,109	483	1,013	434	179
Asset management fees, commissions and other income	988	221	698	126	(57)

Total revenues	6,642	2,472	1,829	2,226	115

Benefits and Expenses (1):
Insurance and annuity benefits	2,725	1,165	277	1,275	8
Interest credited to policyholders’ account balances	808	209	545	90	(36)
Interest expense	289	67	75	6	141
Deferral of acquisition costs	(599)	(304)	(28)	(284)	17
Amortization of acquisition costs	290	164	7	129	(10)
General and administrative expenses	2,179	817	648	673	41

Total benefits and expenses	5,692	2,118	1,524	1,889	161

Adjusted operating income (loss) before income taxes	950	354	305	337	(46)

	Quarter Ended December 31, 2006
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	2,593	1,052	88	1,458	(5)
Policy charges and fee income	737	637	43	70	(13)
Net investment income	1,994	468	953	376	197
Asset management fees, commissions and other income	1,154	218	807	181	(52)

Total revenues	6,478	2,375	1,891	2,085	127

Benefits and Expenses (1):
Insurance and annuity benefits	2,605	1,154	303	1,143	5
Interest credited to policyholders’ account balances	745	206	497	67	(25)
Interest expense	255	44	67	—	144
Deferral of acquisition costs	(545)	(282)	(24)	(252)	13
Amortization of acquisition costs	239	125	10	112	(8)
General and administrative expenses	2,084	779	677	617	11

Total benefits and expenses	5,383	2,026	1,530	1,687	140

Adjusted operating income before income taxes	1,095	349	361	398	(13)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contract holder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Twelve Months Ended December 31, 2007
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	10,794	4,282	329	6,192	(9)
Policy charges and fee income	3,122	2,686	172	293	(29)
Net investment income	8,214	1,907	3,905	1,644	758
Asset management fees, commissions and other income	4,529	1,006	2,914	788	(179)

Total revenues	26,659	9,881	7,320	8,917	541

Benefits and Expenses (1):
Insurance and annuity benefits	10,829	4,738	1,145	4,907	39
Interest credited to policyholders’ account balances	3,094	817	2,073	330	(126)
Interest expense	1,120	232	274	19	595
Deferral of acquisition costs	(2,248)	(1,151)	(91)	(1,057)	51
Amortization of acquisition costs	933	456	38	486	(47)
General and administrative expenses	8,234	3,180	2,490	2,485	79

Total benefits and expenses	21,962	8,272	5,929	7,170	591

Adjusted operating income (loss) before income taxes	4,697	1,609	1,391	1,747	(50)

	Twelve Months Ended December 31, 2006
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	10,287	4,066	294	5,946	(19)
Policy charges and fee income	2,649	2,213	179	286	(29)
Net investment income	7,626	1,787	3,627	1,425	787
Asset management fees, commissions and other income	4,000	806	2,642	663	(111)

Total revenues	24,562	8,872	6,742	8,320	628

Benefits and Expenses (1):
Insurance and annuity benefits	10,423	4,593	1,104	4,682	44
Interest credited to policyholders’ account balances	2,790	763	1,853	251	(77)
Interest expense	949	139	238	10	562
Deferral of acquisition costs	(2,037)	(1,001)	(93)	(1,007)	64
Amortization of acquisition costs	670	207	52	454	(43)
General and administrative expenses	7,666	2,812	2,459	2,364	31

Total benefits and expenses	20,461	7,513	5,613	6,754	581

Adjusted operating income before income taxes	4,101	1,359	1,129	1,566	47

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses change in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of December 31, 2007
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	173,609	34,355	70,723	57,873	10,658
Deferred policy acquisition costs	11,396	6,152	233	5,187	(176)
Other assets	31,443	5,502	8,062	9,770	8,109
Separate account assets	195,583	99,713	97,030	268	(1,428)

Total assets	412,031	145,722	176,048	73,098	17,163

Liabilities:
Future policy benefits	60,259	8,730	14,298	36,773	458
Policyholders’ account balances	78,599	20,375	43,371	17,704	(2,851)
Debt	26,865	4,916	4,657	1,218	16,074
Other liabilities	28,555	5,320	10,578	10,037	2,620
Separate account liabilities	195,583	99,713	97,030	268	(1,428)

Total liabilities	389,861	139,054	169,934	66,000	14,873

Attributed Equity:
Accumulated other comprehensive income (loss)	459	59	(194)	702	(108)
Other attributed equity	21,711	6,609	6,308	6,396	2,398

Total attributed equity	22,170	6,668	6,114	7,098	2,290

Total liabilities and attributed equity	412,031	145,722	176,048	73,098	17,163

	As of December 31, 2006
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	165,323	33,154	65,805	52,884	13,480
Deferred policy acquisition costs	9,854	5,447	176	4,397	(166)
Other assets	27,627	5,555	8,232	7,968	5,872
Separate account assets	177,463	87,380	91,257	153	(1,327)

Total assets	380,267	131,536	165,470	65,402	17,859

Liabilities:
Future policy benefits	56,245	7,905	14,517	33,333	490
Policyholders’ account balances	75,090	20,511	40,616	15,842	(1,879)
Debt	20,471	3,491	2,164	1,346	13,470
Other liabilities	29,308	5,968	10,753	8,154	4,433
Separate account liabilities	177,463	87,380	91,257	153	(1,327)

Total liabilities	358,577	125,255	159,307	58,828	15,187

Attributed Equity:
Accumulated other comprehensive income (loss)	496	235	116	694	(549)
Other attributed equity	21,194	6,046	6,047	5,880	3,221

Total attributed equity	21,690	6,281	6,163	6,574	2,672

Total liabilities and attributed equity	380,267	131,536	165,470	65,402	17,859

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of December 31, 2007			As of December 31, 2006
	Short-term Debt	Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Total Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	1,506	3,275	4,781	255	4,122	4,377
Investment related	8,116	7,120	15,236	7,053	5,116	12,169
Securities business related	3,405	1,371	4,776	2,334	—	2,334
Specified other businesses	1,179	381	1,560	1,072	350	1,422
Limited recourse and non-recourse borrowing	308	204	512	84	85	169

Total debt - Financial Services Businesses	14,514	12,351	26,865	10,798	9,673	20,471

Ratio of long-term and short-term capital debt to capitalization			17.8%			17.0%

Closed Block Business
Investment related	1,143	—	1,143	1,738	—	1,738
Limited recourse and non-recourse borrowing	—	1,750	1,750	—	1,750	1,750

Total debt	1,143	1,750	2,893	1,738	1,750	3,488

	As of December 31, 2007				As of December 31, 2006
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	3,661	1,120	—	4,781	3,079	1,298	—	4,377
Investment related	9,423	3,863	1,950	15,236	7,372	3,763	1,034	12,169
Securities business related	3,235	1,445	96	4,776	712	1,191	431	2,334
Specified other businesses	393	1,167	—	1,560	424	998	—	1,422
Limited recourse and non-recourse borrowing	—	—	512	512	—	—	169	169

Total debt - Financial Services Businesses	16,712	7,595	2,558	26,865	11,587	7,250	1,634	20,471

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $444 million and $693 million of Surplus Notes for December 31, 2007 and December 31, 2006, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2006	2007
2007	2006			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
4,282	4,066	5%	Premiums	1,052	1,073	1,083	1,073	1,053
2,686	2,213	21%	Policy charges and fee income	637	667	672	632	715
1,907	1,787	7%	Net investment income	468	470	475	479	483
1,006	806	25%	Asset management fees, commissions and other income	218	230	242	313	221

9,881	8,872	11%	Total revenues	2,375	2,440	2,472	2,497	2,472

			Benefits and Expenses (1):
4,738	4,593	3%	Insurance and annuity benefits	1,154	1,230	1,182	1,161	1,165
817	763	7%	Interest credited to policyholders’ account balances	206	202	205	201	209
232	139	67%	Interest expense	44	53	53	59	67
(1,151)	(1,001)	-15%	Deferral of acquisition costs	(282)	(270)	(287)	(290)	(304)
456	207	120%	Amortization of acquisition costs	125	153	140	(1)	164
3,180	2,812	13%	General and administrative expenses	779	754	789	820	817

8,272	7,513	10%	Total benefits and expenses	2,026	2,122	2,082	1,950	2,118

1,609	1,359	18%	Adjusted operating income before income taxes	349	318	390	547	354

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Twelve Months Ended December 31, 2007				Quarter Ended December 31, 2007
	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance
Revenues (1):
Premiums	4,282	533	70	3,679	1,053	144	17	892
Policy charges and fee income	2,686	1,040	1,280	366	715	278	339	98
Net investment income	1,907	656	580	671	483	175	137	171
Asset management fees, commissions and other income	1,006	365	565	76	221	69	137	15

Total revenues	9,881	2,594	2,495	4,792	2,472	666	630	1,176

Benefits and Expenses (1):
Insurance and annuity benefits	4,738	904	211	3,623	1,165	211	62	892
Interest credited to policyholders’ account balances	817	218	359	240	209	56	90	63
Interest expense	232	165	59	8	67	49	16	2
Deferral of acquisition costs	(1,151)	(452)	(653)	(46)	(304)	(119)	(173)	(12)
Amortization of acquisition costs	456	164	283	9	164	90	70	4
General and administrative expenses (2)	3,180	981	1,520	679	817	254	398	165

Total benefits and expenses	8,272	1,980	1,779	4,513	2,118	541	463	1,114

Adjusted operating income before income taxes	1,609	614	716	279	354	125	167	62

	Twelve Months Ended December 31, 2006				Quarter Ended December 31, 2006
	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance
Revenues (1):
Premiums	4,066	429	81	3,556	1,052	117	24	911
Policy charges and fee income	2,213	920	986	307	637	267	291	79
Net investment income	1,787	548	618	621	468	149	156	163
Asset management fees, commissions and other income	806	319	416	71	218	72	125	21

Total revenues	8,872	2,216	2,101	4,555	2,375	605	596	1,174

Benefits and Expenses (1):
Insurance and annuity benefits	4,593	863	233	3,497	1,154	203	67	884
Interest credited to policyholders’ account balances	763	203	356	204	206	54	97	55
Interest expense	139	82	50	7	44	27	15	2
Deferral of acquisition costs	(1,001)	(351)	(534)	(116)	(282)	(97)	(151)	(34)
Amortization of acquisition costs	207	2	203	2	125	57	67	1
General and administrative expenses (2)	2,812	873	1,207	732	779	229	347	203

Total benefits and expenses	7,513	1,672	1,515	4,326	2,026	473	442	1,111

Adjusted operating income before income taxes	1,359	544	586	229	349	132	154	63

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $143 million for the twelve months ended December 31, 2007, $89 million for the twelve months ended December 31, 2006, $34 million for the quarter ended December 31, 2007 and $30 million for the quarter ended December 31, 2006 for the amortization, net of interest, of value of business acquired (VOBA).

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

INSURANCE DIVISION - INDIVIDUAL LIFE SALES, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2006	2007
2007	2006		4Q	1Q	2Q	3Q	4Q

		SALES:
		Excluding corporate-owned life insurance:
106	90	Variable life	20	48	19	19	20
176	192	Universal life	75	44	45	40	47
212	148	Term life	48	49	54	54	55

494	430	Total excluding corporate-owned life insurance	143	141	118	113	122
11	12	Corporate-owned life insurance	2	5	3	1	2

505	442	Total	145	146	121	114	124

		SALES BY DISTRIBUTION CHANNEL:
		Excluding corporate-owned life insurance:
174	181	Prudential Agents	54	42	42	44	46
320	249	Third party distribution	89	99	76	69	76
11	12	Corporate-owned life insurance	2	5	3	1	2

505	442	Total	145	146	121	114	124

		ACCOUNT VALUE ACTIVITY:
		Policyholders’ Account Balances (1):
6,165	5,694	Beginning balance	6,018	6,165	6,253	6,385	6,489
1,298	1,278	Premiums and deposits	340	325	345	299	329
(995)	(1,018)	Surrenders and withdrawals	(214)	(236)	(263)	(257)	(239)

303	260	Net sales	126	89	82	42	90
(152)	(138)	Benefit payments	(33)	(46)	(40)	(29)	(37)

151	122	Net flows	93	43	42	13	53
269	352	Interest credited and other	60	46	92	93	38
270	242	Net transfers from separate account	62	65	65	70	70
(273)	(245)	Policy charges	(68)	(66)	(67)	(72)	(68)

6,582	6,165	Ending balance	6,165	6,253	6,385	6,489	6,582

		Separate Account Liabilities:
17,586	16,170	Beginning balance	16,747	17,586	17,748	18,517	18,876
1,282	1,221	Premiums and deposits	290	316	314	360	292
(680)	(693)	Surrenders and withdrawals	(145)	(166)	(156)	(184)	(174)

602	528	Net sales	145	150	158	176	118
(62)	(34)	Benefit payments	(9)	(28)	(5)	(13)	(16)

540	494	Net flows	136	122	153	163	102
1,523	1,962	Change in market value, interest credited and other	963	303	880	461	(121)
(270)	(242)	Net transfers to general account	(62)	(65)	(65)	(70)	(70)
(794)	(798)	Policy charges	(198)	(198)	(199)	(195)	(202)

18,585	17,586	Ending balance	17,586	17,748	18,517	18,876	18,585

		FACE AMOUNT IN FORCE (2):
		Variable life	139,847	139,418	139,280	138,872	137,889
		Universal life	21,971	22,910	23,696	24,424	25,416
		Term life	247,933	264,840	282,434	300,056	316,969

		Total	409,751	427,168	445,410	463,352	480,274

(1)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(2)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2006	2007
2007	2006		4Q	1Q	2Q	3Q	4Q

		Individual Life Insurance:
		Policy Surrender Experience:
752	744	Cash value of surrenders	160	167	175	223	187
3.3%	3.5%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	2.9%	3.0%	3.1%	3.8%	3.2%

		Death benefits per $1,000 of in force (1):
3.46	3.31	Variable and universal life	3.51	3.66	3.04	4.00	3.13
1.79	1.38	Term life	1.17	3.18	1.62	1.99	0.91
2.97	2.84	Total, Individual Life Insurance	2.84	3.64	2.68	3.38	2.36

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

INSURANCE DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS, ACCOUNT VALUES AND MINIMUM GUARANTEES

(in millions)

Year-to-date			2006	2007
2007	2006		4Q	1Q	2Q	3Q	4Q

		SALES AND ACCOUNT VALUES:
		Variable Annuities:
74,555	50,778	Beginning total account value	70,555	74,555	75,591	78,968	81,173
11,678	9,593	Sales	2,641	2,779	3,033	2,825	3,041
(9,568)	(7,722)	Surrenders and withdrawals	(2,296)	(2,310)	(2,515)	(2,328)	(2,415)

2,110	1,871	Net sales	345	469	518	497	626
(1,131)	(918)	Benefit payments	(264)	(306)	(299)	(265)	(261)

979	953	Net flows	81	163	219	232	365
6,076	7,448	Change in market value, interest credited, and other	4,208	1,168	3,478	2,295	(865)
(1,280)	(936)	Policy charges	(289)	(295)	(320)	(322)	(343)
—	16,312	Acquisition	—	—	—	—	—

80,330	74,555	Ending total account value	74,555	75,591	78,968	81,173	80,330

		Fixed Annuities:
3,748	3,991	Beginning total account value	3,814	3,748	3,679	3,608	3,546
73	119	Sales	26	21	20	16	16
(286)	(313)	Surrenders and withdrawals	(77)	(81)	(74)	(69)	(62)

(213)	(194)	Net redemptions	(51)	(60)	(54)	(53)	(46)
(167)	(176)	Benefit payments	(50)	(43)	(45)	(41)	(38)

(380)	(370)	Net flows	(101)	(103)	(99)	(94)	(84)
124	131	Interest credited and other	36	35	29	33	27
(4)	(4)	Policy charges	(1)	(1)	(1)	(1)	(1)

3,488	3,748	Ending total account value	3,748	3,679	3,608	3,546	3,488

		SALES BY DISTRIBUTION CHANNEL:
		Variable and Fixed Annuities (1):
2,569	1,990	Insurance Agents	638	589	660	607	713
1,449	1,069	Wirehouses	352	318	376	358	397
7,733	6,653	Independent Financial Planners (2)	1,677	1,893	2,017	1,876	1,947

11,751	9,712	Total	2,667	2,800	3,053	2,841	3,057

		VARIABLE ANNUITY MINIMUM DEATH BENEFIT GUARANTEES (3):
		Return of net deposits:
		Account value	37,071	38,287	40,762	42,708	42,995
		Net amount at risk	1,491	1,433	1,268	1,171	1,204

		Minimum return, anniversary contract value, or maximum contract value:
		Account value	32,118	32,059	32,925	33,184	32,194
		Net amount at risk	2,528	2,439	2,108	1,978	2,255

		Variable Annuity Account Values with Living Benefit Features (3):
		Guaranteed minimum accumulation benefits	10,452	10,731	11,335	11,757	11,724
		Guaranteed minimum withdrawal benefits	2,028	2,105	2,229	2,274	2,234
		Guaranteed minimum income benefits	7,329	7,269	7,386	7,320	6,948
		Guaranteed minimum withdrawal & income benefits	8,570	10,205	12,448	14,659	16,260

		Total	28,379	30,310	33,398	36,010	37,166

(1)	Amounts represent gross sales.
(2)	Including bank distribution.
(3)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

INSURANCE DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2006	2007
2007	2006		4Q	1Q	2Q	3Q	4Q

		INDIVIDUAL ANNUITIES:
		Account Values in General Account (1):
9,527	9,231	Beginning balance	10,222	9,527	9,246	8,784	8,647
292	462	Premiums and deposits	110	83	79	62	68
(1,156)	(1,268)	Surrenders and withdrawals	(332)	(333)	(307)	(263)	(253)

(864)	(806)	Net redemptions	(222)	(250)	(228)	(201)	(185)
(392)	(401)	Benefit payments	(114)	(102)	(105)	(96)	(89)

(1,256)	(1,207)	Net flows	(336)	(352)	(333)	(297)	(274)
342	368	Interest credited and other	95	85	84	89	84
35	(416)	Net transfers (to) from separate account	(453)	(13)	(212)	72	188
(4)	(3)	Policy charges	(1)	(1)	(1)	(1)	(1)
—	1,554	Acquisition	—	—	—	—	—

8,644	9,527	Ending balance	9,527	9,246	8,784	8,647	8,644

		Account Values in Separate Account:
68,776	45,538	Beginning balance	64,147	68,776	70,024	73,792	76,072
11,459	9,250	Premiums and deposits	2,558	2,717	2,974	2,779	2,989
(8,698)	(6,767)	Surrenders and withdrawals	(2,041)	(2,058)	(2,282)	(2,134)	(2,224)

2,761	2,483	Net sales	517	659	692	645	765
(906)	(692)	Benefit payments	(199)	(247)	(239)	(210)	(210)

1,855	1,791	Net flows	318	412	453	435	555
5,858	7,210	Change in market value, interest credited and other	4,147	1,118	3,423	2,239	(922)
(35)	416	Net transfers (to) from general account	453	13	212	(72)	(188)
(1,280)	(937)	Policy charges	(289)	(295)	(320)	(322)	(343)
—	14,758	Acquisition	—	—	—	—	—

75,174	68,776	Ending balance	68,776	70,024	73,792	76,072	75,174

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2006	2007
2007	2006		4Q	1Q	2Q	3Q	4Q

		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
197	366	Group life	37	103	26	33	35
155	138	Group disability (1)	17	92	26	21	16
352	504	Total	54	195	52	54	51

		Future Policy Benefits (2):
		Group life	2,181	2,103	2,105	2,032	2,240
		Group disability (1)	519	589	614	640	662
		Total	2,700	2,692	2,719	2,672	2,902

		Policyholders’ Account Balances (2):
		Group life	5,466	5,439	5,521	5,610	5,734
		Group disability (1)	112	109	124	132	148
		Total	5,578	5,548	5,645	5,742	5,882

		Separate Account Liabilities (2):
		Group life	16,412	16,898	17,293	19,462	19,992
		Group disability (1)	—	—	—	—	—
		Total	16,412	16,898	17,293	19,462	19,992

		Group Life Insurance:
3,422	3,296	Gross premiums, policy charges and fee income (3)	788	832	860	841	889
3,178	3,085	Earned premiums, policy charges and fee income	794	811	810	784	773
90.4%	91.8%	Benefits ratio	90.1%	91.5%	91.1%	88.4%	90.4%
9.3%	9.6%	Administrative operating expense ratio	11.4%	9.6%	9.3%	9.8%	8.4%
		Persistency ratio	94.8%	95.6%	95.3%	94.2%	93.6%

		Group Disability Insurance (1):
902	823	Gross premiums, policy charges and fee income (3)	211	217	225	233	227
867	778	Earned premiums, policy charges and fee income	196	211	216	223	217
86.6%	85.5%	Benefits ratio	85.7%	91.0%	84.7%	82.1%	88.9%
21.0%	21.5%	Administrative operating expense ratio	22.3%	22.1%	20.0%	20.6%	21.2%
		Persistency ratio	89.9%	92.1%	91.1%	88.9%	88.0%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

INSURANCE DIVISION - DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2006	2007
2007	2006		4Q	1Q	2Q	3Q	4Q

		INDIVIDUAL LIFE INSURANCE:
3,550	3,187	Beginning balance	3,508	3,550	3,570	3,678	3,841
452	351	Capitalization	97	103	115	115	119
(164)	(2)	Amortization - operating results	(57)	(78)	(64)	68	(90)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
17	14	Impact of unrealized (gains) or losses on AFS securities	2	(5)	57	(20)	(15)

3,855	3,550	Ending balance	3,550	3,570	3,678	3,841	3,855

		INDIVIDUAL ANNUITIES:
1,613	1,256	Beginning balance	1,532	1,613	1,671	1,791	1,876
653	534	Capitalization	151	154	168	158	173
(283)	(203)	Amortization - operating results	(67)	(74)	(75)	(64)	(70)
5	20	Amortization - realized investment gains and losses	—	1	(1)	3	2
1	6	Impact of unrealized (gains) or losses on AFS securities	(3)	(10)	28	(12)	(5)
(13)	—	Other (1)	—	(13)	—	—	—

1,976	1,613	Ending balance	1,613	1,671	1,791	1,876	1,976

		GROUP INSURANCE:
284	170	Beginning balance	251	284	296	299	313
46	116	Capitalization	34	13	4	17	12
(9)	(2)	Amortization - operating results	(1)	(1)	(1)	(3)	(4)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

321	284	Ending balance	284	296	299	313	321

		TOTAL INSURANCE DIVISION:
5,447	4,613	Beginning balance	5,291	5,447	5,537	5,768	6,030
1,151	1,001	Capitalization	282	270	287	290	304
(456)	(207)	Amortization - operating results	(125)	(153)	(140)	1	(164)
5	20	Amortization - realized investment gains and losses	—	1	(1)	3	2
18	20	Impact of unrealized (gains) or losses on AFS securities	(1)	(15)	85	(32)	(20)
(13)	—	Other (1)	—	(13)	—	—	—

6,152	5,447	Ending balance	5,447	5,537	5,768	6,030	6,152

(1)	Reflects the impact of adoption of SOP 05-1 on January 1, 2007.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year-to-date		% Change		2006	2007
2007	2006			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
329	294	12%	Premiums	88	96	71	88	74
172	179	-4%	Policy charges and fee income	43	44	44	40	44
3,905	3,627	8%	Net investment income	953	937	976	979	1,013
2,914	2,642	10%	Asset management fees, commissions and other income	807	754	770	692	698

7,320	6,742	9%	Total revenues	1,891	1,831	1,861	1,799	1,829

			Benefits and Expenses (1):
1,145	1,104	4%	Insurance and annuity benefits	303	302	276	290	277
2,073	1,853	12%	Interest credited to policyholders’ account balances	497	492	508	528	545
274	238	15%	Interest expense	67	59	64	76	75
(91)	(93)	2%	Deferral of acquisition costs	(24)	(19)	(25)	(19)	(28)
38	52	-27%	Amortization of acquisition costs	10	9	11	11	7
2,490	2,459	1%	General and administrative expenses	677	559	627	656	648

5,929	5,613	6%	Total benefits and expenses	1,530	1,402	1,461	1,542	1,524

1,391	1,129	23%	Adjusted operating income before income taxes	361	429	400	257	305

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

COMBINING STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	Twelve Months Ended December 31, 2007				Quarter Ended December 31, 2007
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	329	—	—	329	74	—	—	74
Policy charges and fee income	172	—	—	172	44	—	—	44
Net investment income	3,905	226	3	3,676	1,013	73	1	939
Asset management fees, commissions and other income	2,914	2,039	370	505	698	500	69	129

Total revenues	7,320	2,265	373	4,682	1,829	573	70	1,186

Benefits and Expenses (1):
Insurance and annuity benefits	1,145	—	—	1,145	277	—	—	277
Interest credited to policyholders’ account balances	2,073	—	—	2,073	545	—	—	545
Interest expense	274	62	—	212	75	19	—	56
Deferral of acquisition costs	(91)	(16)	—	(75)	(28)	(4)	—	(24)
Amortization of acquisition costs	38	20	—	18	7	5	—	2
General and administrative expenses	2,490	1,561	76	853	648	408	27	213

Total benefits and expenses	5,929	1,627	76	4,226	1,524	428	27	1,069

Adjusted operating income before income taxes	1,391	638	297	456	305	145	43	117

	Twelve Months Ended December 31, 2006				Quarter Ended December 31, 2006
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	294	—	—	294	88	—	—	88
Policy charges and fee income	179	—	—	179	43	—	—	43
Net investment income	3,627	182	20	3,425	953	49	—	904
Asset management fees, commissions and other income	2,642	1,868	294	480	807	587	92	128

Total revenues	6,742	2,050	314	4,378	1,891	636	92	1,163

Benefits and Expenses (1):
Insurance and annuity benefits	1,104	—	—	1,104	303	—	—	303
Interest credited to policyholders’ account balances	1,853	—	—	1,853	497	—	—	497
Interest expense	238	41	—	197	67	16	—	51
Deferral of acquisition costs	(93)	(17)	—	(76)	(24)	(3)	—	(21)
Amortization of acquisition costs	52	27	—	25	10	6	—	4
General and administrative expenses	2,459	1,406	287	766	677	430	39	208

Total benefits and expenses	5,613	1,457	287	3,869	1,530	449	39	1,042

Adjusted operating income (loss) before income taxes	1,129	593	27	509	361	187	53	121

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

INVESTMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

		% Change	Supplementary Revenue Information (in millions):
Year-to-date				2006	2007
2007	2006			4Q	1Q	2Q	3Q	4Q

			Analysis of revenues by type:
1,081	974	11%	Asset management fees	259	262	271	265	283
506	581	-13%	Incentive, transaction, principal investing and capital markets revenues	247	143	186	93	84
678	495	37%	Service, distribution and other revenues	130	152	160	160	206

2,265	2,050	10%	Total Asset Management segment revenues	636	557	617	518	573

			Analysis of asset management fees by source:
488	426	15%	Institutional customers	115	117	123	118	130
347	310	12%	Retail customers	83	84	87	87	89
246	238	3%	General account	61	61	61	60	64

1,081	974	11%	Total asset management fees	259	262	271	265	283

Supplementary Assets Under Management Information (in billions):

	December 31, 2007
	Equity	Fixed Income	Real Estate	Total
Institutional customers	56.7	92.0	27.7	176.4
Retail customers	65.9	19.5	1.2	86.6
General account	4.5	170.0	1.0	175.5

Total	127.1	281.5	29.9	438.5

	December 31, 2006
	Equity	Fixed Income	Real Estate	Total
Institutional customers	54.7	78.7	23.4	156.8
Retail customers	58.1	19.4	1.5	79.0
General account	4.0	162.8	0.8	167.6

Total	116.8	260.9	25.7	403.4

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

INVESTMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2006	2007
2007	2006		4Q	1Q	2Q	3Q	4Q

		Institutional Assets Under Management:
		Assets gathered by Investment Management & Advisory Services sales force:
122.9	101.3	Beginning assets under management	115.0	122.9	127.0	132.0	135.0
27.9	25.8	Additions (1)	6.7	5.1	6.3	5.4	11.1
(20.9)	(15.0)	Withdrawals (2)	(3.3)	(3.9)	(4.6)	(6.0)	(6.4)
10.9	10.3	Change in market value	4.5	2.5	3.5	3.7	1.2
0.9	0.5	Net money market flows	—	0.4	(0.2)	(0.1)	0.8

141.7	122.9	Ending assets under management	122.9	127.0	132.0	135.0	141.7
34.7	33.9	Affiliated institutional assets under management	33.9	34.0	34.2	35.1	34.7

176.4	156.8	Total assets managed for institutional customers at end of period	156.8	161.0	166.2	170.1	176.4

7.0	10.8	Net institutional additions (withdrawals) other than money market	3.4	1.2	1.7	(0.6)	4.7

		Retail Assets Under Management:
		Assets gathered by Investment Management & Advisory Services sales force:
43.4	38.7	Beginning assets under management	41.3	43.4	47.7	49.3	51.3
10.5	10.0	Additions	2.1	2.9	2.3	2.7	2.6
(10.4)	(9.8)	Withdrawals	(1.9)	(2.6)	(3.0)	(2.4)	(2.4)
4.9	3.6	Change in market value	2.0	1.1	2.3	1.7	(0.2)
(0.5)	0.9	Net money market flows	(0.1)	0.1	—	—	(0.6)
3.0	—	Other (3)	—	2.8	—	—	0.2

50.9	43.4	Ending assets under management	43.4	47.7	49.3	51.3	50.9
35.7	35.6	Affiliated retail assets under management	35.6	36.5	37.8	37.2	35.7

86.6	79.0	Total assets managed for retail customers at end of period	79.0	84.2	87.1	88.5	86.6

0.1	0.2	Net retail additions (withdrawals) other than money market	0.2	0.3	(0.7)	0.3	0.2

		Wrap-fee Product Assets Under Administration:
69.1	53.6	Beginning total wrap-fee product assets	63.9	69.1	72.3	78.7	82.1
19.1	22.3	Additions (4)	4.6	5.8	5.7	3.6	4.0
(15.5)	(14.6)	Withdrawals	(3.7)	(3.8)	(3.9)	(3.6)	(4.2)
9.0	7.8	Change in market value	4.3	1.2	4.6	3.4	(0.2)

81.7	69.1	Ending total wrap-fee product assets	69.1	72.3	78.7	82.1	81.7

3.6	7.7	Net wrap-fee product additions (withdrawals)	0.9	2.0	1.8	—	(0.2)

(1)	Additions include $0.3 billion for the three months ended June 30, 2007 and the twelve months ended December 31, 2007, and $1.8 billion for the twelve months ended December 31, 2006 for assets transferred from the Retirement segment.
(2)	Withdrawals include $(0.1) billion for the three months ended December 31, 2007, $(0.4) billion for the three months ended September 30, 2007, $(0.1) billion for the three months ended December 31, 2006, $(0.5) billion for the twelve months ended December 31, 2007 and $(0.4) billion for the twelve months ended December 31, 2006 for assets transferred to the Retirement segment.
(3)	Represents transfer of retail assets from an externally managed fund family to the Jennison Dryden Fund Family (internally managed).
(4)	Substantially all relates to a contractual arrangement with Wachovia which provides for an essentially fixed annual fee and is scheduled to expire July 1, 2008.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

INVESTMENT DIVISION - SUPPLEMENTARY INFORMATION FOR FINANCIAL ADVISORY SEGMENT

(dollar amounts in millions unless otherwise noted)

Year-to-date			2006	2007
2007	2006		4Q	1Q	2Q	3Q	4Q

		Information pertaining to Wachovia Securities Financial Holdings, LLC:

		Revenues:
306	308	Net investment income	82	79	77	75	75
2,043	1,846	Commissions	490	529	519	484	511
2,508	2,126	Fees	555	588	608	644	668
415	206	Other non-interest revenues (1)	67	75	84	62	194

5,272	4,486	Total revenues	1,194	1,271	1,288	1,265	1,448
4,295	3,700	Expenses (1)	947	978	1,043	1,009	1,265

977	786	Income before income taxes	247	293	245	256	183

371	299	Prudential Financial, Inc., 38% share of Wachovia Securities Financial Holdings, LLC	94	111	94	97	69
(1)	(5)	Purchase accounting and related adjustments	(2)	—	(1)	—	—

370	294	Prudential Financial, Inc., equity income from Wachovia Securities Financial Holdings, LLC	92	111	93	97	69

		Recurring revenue as a percentage of total revenue (2)	56.7%	54.8%	55.2%	56.6%	58.6%
		Total client assets ($ in billions) (3)	754.8	768.0	791.4	802.4	799.2
		Distribution representatives (3):
		Series 7 Financial Advisors	7,993	8,073	8,193	8,272	8,343
		Series 6 Financial Representatives	2,497	2,521	2,531	2,996	3,296
		Customer debit balances ($ in billions) (3)	4.8	4.5	4.6	4.6	5.1

297	27	Prudential Financial, Inc. income from investment in Wachovia Securities Financial Holdings, LLC, including 38% interest in results, costs incurred at Prudential level, and purchase accounting adjustments	53	97	72	85	43

(1)	Wachovia Securities has changed its presentation of certain revenues that are received from customers and subsequently remitted to third parties, formerly reported on a net basis, to report the activity on a gross basis as Other non-interest revenues and Expenses. This reclassification has no impact on income before taxes. Wachovia Securities did not restate prior periods, but rather reflected the reclassification of amounts for the first nine months of 2007 together with current quarter activity in the amounts reported for fourth quarter 2007.
(2)	Calculated on a YTD annualized basis. Percentages for periods prior to fourth quarter 2007 have been recalculated by Wachovia Securities to conform to current presentation.
(3)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

INVESTMENT DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2006	2007
2007	2006		4Q	1Q	2Q	3Q	4Q

		RETIREMENT SALES AND ACCOUNT VALUES

		Full Service:
97,430	88,385	Beginning total account value	93,364	97,430	99,558	104,033	105,601
14,692	16,156	Deposits and sales	3,723	4,003	3,212	3,219	4,258
(13,749)	(15,989)	Withdrawals and benefits	(3,834)	(3,433)	(3,203)	(3,309)	(3,804)
6,563	8,878	Change in market value, interest credited and interest income (1)	4,177	1,558	4,466	1,658	(1,119)
7,256	—	Acquisition (2)	—	—	—	—	7,256

112,192	97,430	Ending total account value	97,430	99,558	104,033	105,601	112,192

943	167	Net additions (withdrawals)	(111)	570	9	(90)	454

		Stable value account values included above	30,796	30,758	31,274	31,578	32,314

		Institutional Investment Products:
50,269	48,080	Beginning total account value	49,468	50,269	50,661	50,926	51,627
4,973	5,993	Additions	1,365	1,533	1,597	545	1,298
(5,866)	(4,881)	Withdrawals and benefits (3)	(1,871)	(1,743)	(1,067)	(1,193)	(1,863)
2,765	2,247	Change in market value, interest credited and interest income	647	607	325	933	900
(550)	(1,170)	Other (3)	660	(5)	(590)	416	(371)

51,591	50,269	Ending total account value	50,269	50,661	50,926	51,627	51,591

(893)	1,112	Net additions (withdrawals)	(506)	(210)	530	(648)	(565)

(1)	Includes $511 million for second quarter of 2007 and the twelve months ended December 31, 2007 representing a transfer within the Retirement segment from Institutional Investment Products to Full Service as a result of one client’s change in contract form.
(2)	On December 31, 2007, the company acquired a portion of the Union Bank of California, N.A.’s retirement business.
(3)	“Other” activity includes transfers from (to) the Asset Management segment of $107 million, $(332) million, $407 million and $110 million for the fourth quarter of 2006 and the second, third and fourth quarters of 2007, respectively; and $185 million and $(1,475) million for the twelve months ended December 31, 2007 and 2006, respectively. “Other” activity also includes $(511) million for the second quarter of 2007 and the twelve months ended December 31, 2007 representing a transfer within the Retirement segment from Institutional Investment Products to Full Service as a result of one client’s change in contract form. The remainder of “Other” activity primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2006	2007
2007	2006			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
6,192	5,946	4%	Premiums	1,458	1,553	1,531	1,518	1,590
293	286	2%	Policy charges and fee income	70	72	73	72	76
1,644	1,425	15%	Net investment income	376	386	405	419	434
788	663	19%	Asset management fees, commissions and other income	181	220	217	225	126

8,917	8,320	7%	Total revenues	2,085	2,231	2,226	2,234	2,226

			Benefits and Expenses (1):
4,907	4,682	5%	Insurance and annuity benefits	1,143	1,219	1,219	1,194	1,275
330	251	31%	Interest credited to policyholders’ account balances	67	77	79	84	90
19	10	90%	Interest expense	—	2	3	8	6
(1,057)	(1,007)	-5%	Deferral of acquisition costs	(252)	(261)	(259)	(253)	(284)
486	454	7%	Amortization of acquisition costs	112	128	126	103	129
2,485	2,364	5%	General and administrative expenses	617	591	603	618	673

7,170	6,754	6%	Total benefits and expenses	1,687	1,756	1,771	1,754	1,889

1,747	1,566	12%	Adjusted operating income before income taxes	398	475	455	480	337

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Twelve Months Ended December 31, 2007				Quarter Ended December 31, 2007
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	6,192	4,276	1,916	—	1,590	1,106	484	—
Policy charges and fee income	293	230	63	—	76	59	17	—
Net investment income	1,644	799	809	36	434	217	209	8
Asset management fees, commissions and other income	788	8	47	733	126	(28)	(10)	164

Total revenues	8,917	5,313	2,835	769	2,226	1,354	700	172

Benefits and Expenses (1):
Insurance and annuity benefits	4,907	3,386	1,521	—	1,275	894	381	—
Interest credited to policyholders’ account balances	330	137	193	—	90	36	54	—
Interest expense	19	12	1	6	6	4	1	1
Deferral of acquisition costs	(1,057)	(782)	(275)	—	(284)	(211)	(73)	—
Amortization of acquisition costs	486	361	125	—	129	96	33	—
General and administrative expenses	2,485	1,280	701	504	673	352	190	131

Total benefits and expenses	7,170	4,394	2,266	510	1,889	1,171	586	132

Adjusted operating income before income taxes	1,747	919	569	259	337	183	114	40

	Twelve Months Ended December 31, 2006				Quarter Ended December 31, 2006
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	5,946	3,917	2,029	—	1,458	988	470	—
Policy charges and fee income	286	221	65	—	70	57	13	—
Net investment income	1,425	670	724	31	376	179	186	11
Asset management fees, commissions and other income	663	68	36	559	181	22	8	151

Total revenues	8,320	4,876	2,854	590	2,085	1,246	677	162

Benefits and Expenses (1):
Insurance and annuity benefits	4,682	3,018	1,664	—	1,143	773	370	—
Interest credited to policyholders’ account balances	251	106	145	—	67	25	42	—
Interest expense	10	11	(2)	1	—	2	(2)	—
Deferral of acquisition costs	(1,007)	(724)	(283)	—	(252)	(187)	(65)	—
Amortization of acquisition costs	454	357	97	—	112	88	24	—
General and administrative expenses	2,364	1,178	740	446	617	313	176	128

Total benefits and expenses	6,754	3,946	2,361	447	1,687	1,014	545	128

Adjusted operating income before income taxes	1,566	930	493	143	398	232	132	34

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2006	2007
2007	2006		4Q	1Q	2Q	3Q	4Q

		Japanese Yen Basis Results:
		Revenues (1):
¥410,318	¥381,925	Japanese insurance operations excluding Gibraltar Life	¥95,896	¥110,222	¥103,793	¥98,206	¥98,097
327,699	326,980	Gibraltar Life	77,139	80,554	86,499	82,385	78,261

738,017	708,905	Total revenues, Japan, yen basis	173,035	190,776	190,292	180,591	176,358

		Benefits and Expenses (1):
329,924	299,290	Japanese insurance operations excluding Gibraltar Life	74,907	86,553	80,649	79,125	83,597
266,472	273,675	Gibraltar Life	62,677	65,133	70,199	66,148	64,992

596,396	572,965	Total benefits and expenses, Japan, yen basis	137,584	151,686	150,848	145,273	148,589

		Adjusted operating income (2):
80,394	82,635	Japanese insurance operations excluding Gibraltar Life	20,989	23,669	23,144	19,081	14,500
61,227	53,305	Gibraltar Life	14,462	15,421	16,300	16,237	13,269

¥141,621	¥135,940	Total adjusted operating income, Japan, yen basis	¥35,451	¥39,090	¥39,444	¥35,318	¥27,769

		U.S. Dollar adjusted operating income (3):
$739	$775	Japanese insurance operations excluding Gibraltar Life	$194	$219	$212	$171	$137
569	493	Gibraltar Life	132	143	159	153	114

1,308	1,268	Total adjusted operating income, Japan, U.S. dollar basis	326	362	371	324	251
180	155	All other countries (4)	38	51	41	42	46

$1,488	$1,423	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$364	$413	$412	$366	$297

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.
(4)	Results include corporate management and development expenses incurred in the U.S. related to Japanese Insurance operations excluding Gibraltar Life.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2006	2007
2007	2006		4Q	1Q	2Q	3Q	4Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
3,002	2,789	Japan, excluding Gibraltar Life	680	787	719	731	765
1,979	2,094	Gibraltar Life	483	483	523	472	501
1,504	1,349	All other countries	365	355	362	387	400
6,485	6,232	Total	1,528	1,625	1,604	1,590	1,666

		Annualized new business premiums:
491	480	Japan, excluding Gibraltar Life	115	153	109	103	126
359	357	Gibraltar Life	78	76	96	92	95
297	287	All other countries	77	70	69	75	83
1,147	1,124	Total	270	299	274	270	304

		Annualized new business premiums by distribution channel:
788	767	Life Planners	192	223	178	178	209
334	308	Gibraltar Life Advisors	68	69	90	87	88
25	49	Banks (2)	10	7	6	5	7
1,147	1,124	Total	270	299	274	270	304

		Constant exchange rate basis (3):
		Net premiums, policy charges and fee income:
3,332	3,061	Japan, excluding Gibraltar Life	756	885	819	812	816
2,206	2,296	Gibraltar Life	536	544	587	537	538
1,489	1,374	All other countries	366	357	360	382	390
7,027	6,731	Total	1,658	1,786	1,766	1,731	1,744

		Annualized new business premiums:
525	515	Japan, excluding Gibraltar Life	125	165	118	111	131
382	377	Gibraltar Life	84	82	102	99	99
296	293	All other countries	78	71	70	75	80
1,203	1,185	Total	287	318	290	285	310

		Annualized new business premiums by distribution channel:
821	808	Life Planners	203	236	188	186	211
357	328	Gibraltar Life Advisors	74	75	96	94	92
25	49	Banks (2)	10	7	6	5	7
1,203	1,185	Total	287	318	290	285	310

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Substantially all bank channel distribution represents U.S. dollar denominated Gibraltar Life fixed annuities.
(3)	Foreign currencies translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar; Korean won 950 per U.S. dollar.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2006	2007
	4Q	1Q	2Q	3Q	4Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	227	231	233	236	238
Gibraltar Life	189	188	186	186	186
All other countries	101	103	104	105	106

Total	517	522	523	527	530

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,074	2,118	2,144	2,167	2,194
Gibraltar Life	3,871	3,846	3,816	3,815	3,817
All other countries	1,201	1,225	1,246	1,270	1,296

Total	7,146	7,189	7,206	7,252	7,307

International life insurance policy persistency:

Excluding Gibraltar Life:
13 months	93.0%	92.8%	92.7%	92.6%	92.4%
25 months	87.1%	86.9%	86.9%	86.5%	85.9%

Gibraltar Life:
13 months	94.4%	93.9%	93.5%	92.6%	91.7%
25 months	87.8%	88.0%	87.9%	88.0%	87.9%

Number of Life Planners at end of period:
Japan	2,956	3,001	3,012	3,030	3,068
All other countries	2,872	2,892	2,989	3,008	3,098

Total life planners	5,828	5,893	6,001	6,038	6,166

Gibraltar Life Advisors	5,944	5,952	5,815	5,944	6,264

(1)	Foreign currencies translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar; Korean won 950 per U.S. dollar.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2007				December 31, 2006
			Financial Services Businesses				Financial Services Businesses
	Consolidated Portfolio	Closed Block Business	Amount	% of Total	Consolidated Portfolio	Closed Block Business	Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	128,130	37,168	90,962	55.8%	131,554	38,752	92,802	58.2%
Public, held to maturity, at amortized cost	2,879	—	2,879	1.8%	3,025	—	3,025	1.9%
Private, available for sale, at fair value	32,559	12,246	20,313	12.5%	30,357	12,021	18,336	11.5%
Private, held to maturity, at amortized cost	669	—	669	0.4%	443	—	443	0.3%
Trading account assets supporting insurance liabilities, at fair value	14,473	—	14,473	8.9%	14,262	—	14,262	8.9%
Other trading account assets, at fair value	346	142	204	0.1%	109	—	109	0.1%
Equity securities, available for sale, at fair value	8,569	3,940	4,629	2.8%	8,086	3,772	4,314	2.7%
Commercial loans	27,557	7,954	19,603	12.0%	24,593	7,318	17,275	10.8%
Policy loans	9,337	5,395	3,942	2.4%	8,887	5,415	3,472	2.2%
Other long-term investments (1)	3,992	1,268	2,724	1.7%	3,756	965	2,791	1.7%
Short-term investments (2)	3,983	1,385	2,598	1.6%	4,603	1,851	2,752	1.7%

Subtotal (3)	232,494	69,498	162,996	100.0%	229,675	70,094	159,581	100.0%

Invested assets of other entities and operations (4)	10,613	—	10,613		5,742	—	5,742

Total investments	243,107	69,498	173,609		235,417	70,094	165,323

Fixed Maturities by Credit Quality (3):

	December 31, 2007					December 31, 2006
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (5) Rating Agency Equivalent
1 Aaa, Aa, A	74,678	2,036	1,184	75,530	80.5%	75,796	1,787	322	77,261	80.6%
2 Baa	13,573	490	351	13,712	14.6%	13,328	580	137	13,771	14.4%

Subtotal Investment Grade	88,251	2,526	1,535	89,242	95.1%	89,124	2,367	459	91,032	95.0%

3 Ba	2,830	68	102	2,796	3.1%	2,692	109	22	2,779	2.9%
4 B	1,681	38	82	1,637	1.7%	1,746	93	23	1,816	1.9%
5 C and lower	115	5	6	114	0.1%	115	8	2	121	0.1%
6 In or near default	34	5	1	38	0.0%	48	7	1	54	0.1%

Subtotal Below Investment Grade	4,660	116	191	4,585	4.9%	4,601	217	48	4,770	5.0%

Total	92,911	2,642	1,726	93,827	100.0%	93,725	2,584	507	95,802	100.0%

Private Fixed Maturities:
NAIC Rating (5) Rating Agency Equivalent
1 Aaa, Aa, A	7,139	230	84	7,285	34.7%	6,214	248	49	6,413	34.2%
2 Baa	10,595	344	118	10,821	51.6%	9,463	377	73	9,767	52.0%

Subtotal Investment Grade	17,734	574	202	18,106	86.3%	15,677	625	122	16,180	86.2%

3 Ba	1,637	49	26	1,660	7.9%	1,422	50	11	1,461	7.7%
4 B	738	6	12	732	3.5%	645	12	7	650	3.5%
5 C and lower	319	8	4	323	1.5%	321	18	4	335	1.8%
6 In or near default	147	23	—	170	0.8%	139	11	1	149	0.8%

Subtotal Below Investment Grade	2,841	86	42	2,885	13.7%	2,527	91	23	2,595	13.8%

Total	20,575	660	244	20,991	100.0%	18,204	716	145	18,775	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investment in operating joint ventures, which includes our investment in Wachovia Securities) and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Short-term investments consist primarily of money market funds with virtually no sub-prime exposure.
(3)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(4)	Includes invested assets of securities brokerage, securities trading, banking operations, real estate and relocation services, and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet.
(5)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of December 31, 2007 and December 31, 2006, respectively, 196 securities with amortized cost of $2,306 million (fair value $2,319 million) and 231 securities with amortized cost of $3,515 million (fair value, $3,588 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2007		December 31, 2006
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	34,752	68.5%	32,242	67.9%
Public, held to maturity, at amortized cost	2,879	5.7%	3,025	6.4%
Private, available for sale, at fair value	3,467	6.8%	3,139	6.6%
Private, held to maturity, at amortized cost	668	1.3%	443	0.9%
Trading account assets supporting insurance liabilities, at fair value	1,132	2.2%	1,106	2.3%
Other trading account assets, at fair value	48	0.1%	28	0.1%
Equity securities, available for sale, at fair value	2,550	5.0%	2,372	5.0%
Commercial loans	2,881	5.7%	2,782	5.9%
Policy loans	1,133	2.2%	1,016	2.1%
Other long-term investments (1)	993	2.0%	970	2.0%
Short-term investments	239	0.5%	374	0.8%

Total	50,742	100.0%	47,497	100.0%

	December 31, 2007		December 31, 2006
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available for sale, at fair value	56,210	50.1%	60,560	54.0%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	16,846	15.0%	15,197	13.6%
Private, held to maturity, at amortized cost	1	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	13,341	11.9%	13,156	11.7%
Other trading account assets, at fair value	156	0.1%	81	0.1%
Equity securities, available for sale, at fair value	2,079	1.9%	1,942	1.7%
Commercial loans	16,722	14.9%	14,493	12.9%
Policy loans	2,809	2.5%	2,456	2.2%
Other long-term investments (1)	1,731	1.5%	1,821	1.7%
Short-term investments	2,359	2.1%	2,378	2.1%

Total	112,254	100.0%	112,084	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended December 31
	2007			2006
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	5.04%	1,437	(15)	4.96%	1,386	34
Equity securities	4.48%	49	(27)	5.30%	50	1
Commercial loans	5.99%	222	3	6.02%	197	3
Policy loans	5.35%	52	—	5.13%	44	—
Short-term investments and cash equivalents	4.08%	103	—	5.43%	102	—
Other investments	2.33%	17	(60)	8.00%	57	95

Gross investment income before investment expenses	5.03%	1,880	(99)	5.16%	1,836	133
Investment expenses	-0.15%	(119)	—	-0.17%	(138)	—

Subtotal	4.88%	1,761	(99)	4.99%	1,698	133

Investment results of other entities and operations (2)		351	(18)		299	96
Less, investment income relating to divested businesses		(3)			(3)

Total		2,109	(117)		1,994	229

	Twelve Months Ended December 31
	2007			2006
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	5.10%	5,700	(48)	4.95%	5,315	(284)
Equity securities	4.95%	198	296	5.15%	182	122
Commercial loans	6.24%	850	6	6.25%	760	1
Policy loans	5.23%	188	—	5.04%	158	—
Short-term investments and cash equivalents	4.58%	378	(7)	5.38%	342	—
Other investments	4.80%	136	(230)	8.03%	217	287

Gross investment income before investment expenses	5.19%	7,450	17	5.16%	6,974	126
Investment expenses	-0.16%	(521)	—	-0.17%	(515)	—

Subtotal	5.03%	6,929	17	4.99%	6,459	126

Investment results of other entities and operations (2)		1,299	7		1,181	167
Less, investment income relating to divested businesses		(14)			(14)

Total		8,214	24		7,626	293

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Includes investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, commercial loans, discontinued real estate operations, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses. Prior periods yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2007			2006
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.75%	281	(19)	2.57%	249	1
Equity securities	2.46%	15	(44)	2.73%	13	(2)
Commercial loans	4.22%	30	—	4.13%	28	3
Policy loans	4.15%	11	—	3.81%	10	—
Short-term investments and cash equivalents	5.27%	14	—	4.04%	7	1
Other investments	9.37%	22	52	10.43%	25	40

Gross investment income before investment expenses	3.03%	373	(11)	2.89%	332	43
Investment expenses	-0.19%	(26)	—	-0.20%	(28)	—

Total	2.84%	347	(11)	2.69%	304	43

	Twelve Months Ended December 31
	2007			2006
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.72%	1,058	34	2.54%	955	7
Equity securities	2.74%	59	239	2.92%	54	93
Commercial loans	4.45%	122	12	3.81%	93	18
Policy loans	3.91%	40	—	3.66%	36	—
Short-term investments and cash equivalents	3.96%	32	(1)	3.56%	20	(1)
Other investments	11.95%	105	(58)	12.43%	111	89

Gross investment income before investment expenses	3.05%	1,416	226	2.87%	1,269	206
Investment expenses	-0.18%	(96)	—	-0.19%	(96)	—

Total	2.87%	1,320	226	2.68%	1,173	206

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to trading account assets supporting insurance liabilities where the investment results generally accrue to contract holders and investment income on assets other than those included in invested assets of the Financial Services Businesses. Prior periods yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2007			2006
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.39%	1,156	4	6.31%	1,137	33
Equity securities	6.94%	34	17	8.12%	37	3
Commercial loans	6.41%	192	3	6.51%	169	—
Policy loans	5.84%	41	—	5.68%	34	—
Short-term investments and cash equivalents	3.87%	89	—	5.64%	95	(1)
Other investments	-1.11%	(5)	(112)	6.73%	32	55

Gross investment income before investment expenses	6.07%	1,507	(88)	6.33%	1,504	90
Investment expenses	-0.14%	(93)	—	-0.15%	(110)	—

Total	5.93%	1,414	(88)	6.18%	1,394	90

	Twelve Months Ended December 31
	2007			2006
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.47%	4,642	(82)	6.33%	4,360	(291)
Equity securities	7.51%	139	57	7.56%	128	29
Commercial loans	6.68%	728	(6)	6.86%	667	(17)
Policy loans	5.76%	148	—	5.66%	122	—
Short-term investments and cash equivalents	4.68%	346	(6)	5.65%	322	1
Other investments	1.55%	31	(172)	5.82%	106	198

Gross investment income before investment expenses	6.29%	6,034	(209)	6.36%	5,705	(80)
Investment expenses	-0.15%	(425)	—	-0.17%	(419)	—

Total	6.14%	5,609	(209)	6.19%	5,286	(80)

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contract holders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contract holders and investment income on assets other than those included in invested assets of the Financial Services Businesses. Prior periods yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year ended December 31		2006				2007
2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
10,128	Premiums	2,604	2,542	2,548	2,593	2,720	2,684	2,673
2,529	Policy charges and fee income	662	667	583	737	784	783	727
6,861	Net investment income	1,811	1,863	1,958	1,994	1,998	2,037	2,070
3,358	Asset management fees, commissions and other income	947	924	975	1,154	1,159	1,194	1,188

22,876	Total revenues	6,024	5,996	6,064	6,478	6,661	6,698	6,658

	Benefits and Expenses (1):
9,990	Insurance and annuity benefits	2,577	2,591	2,650	2,605	2,763	2,683	2,658
2,516	Interest credited to policyholders’ account balances	652	677	716	745	745	762	779
615	Interest expense	212	233	249	255	274	276	281
(1,801)	Deferral of acquisition costs	(501)	(495)	(496)	(545)	(539)	(556)	(554)
910	Amortization of acquisition costs	240	264	(73)	239	272	265	106
7,108	General and administrative expenses	1,949	1,772	1,861	2,084	1,915	2,031	2,109

19,338	Total benefits and expenses	5,129	5,042	4,907	5,383	5,430	5,461	5,379

3,538	Adjusted operating income before income taxes	895	954	1,157	1,095	1,231	1,237	1,279

	Reconciling items:
669	Realized investment gains (losses), net, and related adjustments	50	(334)	214	143	146	39	(105)
(108)	Related charges	—	23	7	(13)	(6)	(7)	(4)

561	Total realized investment gains (losses), net, and related charges and adjustments	50	(311)	221	130	140	32	(109)

(33)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(114)	(151)	257	43	82	(108)	36
(44)	Change in experience-rated contract holder liabilities due to asset value changes	66	130	(168)	(17)	(62)	72	(6)
(16)	Divested businesses	58	(10)	10	18	19	(5)	15
(214)	Equity in earnings of operating joint ventures	(78)	(67)	(78)	(99)	(120)	(100)	(103)

254	Total reconciling items, before income taxes	(18)	(409)	242	75	59	(109)	(167)

3,792	Income from continuing operations before income taxes and equity in earnings of operating joint ventures	877	545	1,399	1,170	1,290	1,128	1,112
642	Income tax expense	251	156	363	356	379	320	315

3,150	Income from continuing operations before equity in earnings of operating joint ventures	626	389	1,036	814	911	808	797

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year ended December 31		2006				2007
2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
320	Premiums	92	30	84	88	96	71	88
188	Policy charges and fee income	48	43	45	43	44	44	40
3,151	Net investment income	847	905	922	953	937	976	979
2,261	Asset management fees, commissions and other income	645	608	582	807	754	770	692

5,920	Total revenues	1,632	1,586	1,633	1,891	1,831	1,861	1,799

	Benefits and Expenses (1):
1,049	Insurance and annuity benefits	269	235	297	303	302	276	290
1,633	Interest credited to policyholders’ account balances	429	452	475	497	492	508	528
115	Interest expense	46	62	63	67	59	64	76
(61)	Deferral of acquisition costs	(22)	(22)	(25)	(24)	(19)	(25)	(19)
54	Amortization of acquisition costs	13	17	12	10	9	11	11
2,423	General and administrative expenses	698	533	551	677	559	627	656

5,213	Total benefits and expenses	1,433	1,277	1,373	1,530	1,402	1,461	1,542

707	Adjusted operating income before income taxes	199	309	260	361	429	400	257

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contract holder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - ASSET MANAGEMENT SEGMENT

(in millions)

Year ended December 31		2006				2007
2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
—	Premiums	—	—	—	—	—	—	—
—	Policy charges and fee income	—	—	—	—	—	—	—
105	Net investment income	42	40	51	49	43	66	44
1,591	Asset management fees, commissions and other income	460	429	392	587	514	551	474

1,696	Total revenues	502	469	443	636	557	617	518

	Benefits and Expenses (1):
—	Insurance and annuity benefits	—	—	—	—	—	—	—
—	Interest credited to policyholders’ account balances	—	—	—	—	—	—	—
16	Interest expense	6	9	10	16	10	14	19
(17)	Deferral of acquisition costs	(5)	(6)	(3)	(3)	(4)	(4)	(4)
33	Amortization of acquisition costs	7	8	6	6	6	5	4
1,200	General and administrative expenses	325	321	330	430	361	412	380

1,232	Total benefits and expenses	333	332	343	449	373	427	399

464	Adjusted operating income (loss) before income taxes	169	137	100	187	184	190	119

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

RECLASSIFIED SUPPLEMENTAL INFORMATION - INTERNATIONAL INSURANCE SEGMENT

(dollar amounts in millions, unless otherwise noted)

Year ended December 31		2006				2007
2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Constant exchange rate basis (1):
	Net premiums, policy charges and fee income:
2,799	Japan, excluding Gibraltar Life	807	748	750	756	885	819	812
2,568	Gibraltar Life	618	609	533	536	544	587	537
1,247	All other countries	328	340	340	366	357	360	382

6,614	Total	1,753	1,697	1,623	1,658	1,786	1,766	1,731

	Annualized new business premiums:
587	Japan, excluding Gibraltar Life	149	119	122	125	165	118	111
329	Gibraltar Life	78	119	96	84	82	102	99
302	All other countries	80	74	61	78	71	70	75

1,218	Total	307	312	279	287	318	290	285

	Annualized new business premiums by distribution channel:
889	Life Planners	229	193	183	203	236	188	186
329	Gibraltar Life Advisors	78	100	76	74	75	96	94
—	Banks (2)	—	19	20	10	7	6	5

1,218	Total	307	312	279	287	318	290	285

	Face amount of individual policies in force at end of period (in billions) (3):
	Japan, excluding Gibraltar Life	218	221	224	227	231	233	236
	Gibraltar Life	190	189	189	189	188	186	186
	All other countries	97	98	99	101	103	104	105

	Total	505	508	512	517	522	523	527

(1)	Foreign currencies translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar; Korean won 950 per U.S. dollar.
(2)	Substantially all bank channel distribution represents U.S. dollar denominated Gibraltar Life fixed annuities.
(3)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Realized investment gains (losses) representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are free standing derivatives or contain embedded derivatives, and from associated derivative portfolios that are part of an economic hedging program related to the risk of those products, are included in adjusted operating income. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well. Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

4. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business.

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

7. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

8. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

17. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

20. Individual Life Insurance Sales:

Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis.

21. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

KEY DEFINITIONS AND FORMULAS

22. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors. Excludes Life Planners associated with discontinued Philippine operations.

23. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance new annualized premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products. Single premium business for the Company’s international insurance operations is included in annualized new business premiums based on 10% credit.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 16.20% for the twelve months ended December 31, 2007, 14.67% for the twelve months ended December 31, 2006, 14.43% for the three months ended December 31, 2007, 16.33% for the three months ended December 31, 2006, 16.14% for the three months ended September 30, 2007, 15.97% for the three months ended June 30, 2007, and 18.25% for the three months ended March 31, 2007.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Ratio of capital debt to total capitalization:

For purposes of this ratio, we measure “debt” as borrowings for capital debt, and we measure “total capitalization” as the sum of equity, excluding accumulated other comprehensive income related to unrealized gains and losses on investments, pension and postretirement benefits and capital debt.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of February 6, 2008

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA	Aa3	AA
PRUCO Life Insurance Company	A+	AA	Aa3	AA
PRUCO Life Insurance Company of New Jersey	A+	AA	NR*	AA
Prudential Annuities Life Assurance Corporation (1)	A+	AA	NR	AA
Prudential Retirement Insurance and Annuity Company	A+	AA	Aa3	AA
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA	Aa3	NR

CREDIT RATINGS:
as of February 6, 2008

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt (2)	a-	A+	A3	A

The Prudential Insurance Company of America :
Capital and surplus notes	a	A+	A2	A+

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA	A1	AA-

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA	Aa3	AA

*	NR indicates not rated.
(1)	Formerly known as American Skandia Life Assurance Corporation
(2)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc. 751 Broad Street Newark, New Jersey 07102	Dial 877-998-ROCK for additional printed information or inquiries.

Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.